UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2016

024 PHARMA, INC.

(Exact name of registrant as specified in its charter)

New Jersey	333-120490	20-1862731
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

224 Datura Street, West Palm Beach, FL, 33401

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: (732) 696-9333

B GREEN INNOVATIONS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On October 8, 2016, the Registrant’s Board of Directors, acting pursuant to its Amended Articles of Incorporation, unanimously approved to change the name of the Registrant from B Green Innovations, Inc. to 024 Pharma, Inc. by amending Article One of the Registrant’s Articles of Incorporation. The purpose of the name change is to more fully encapsulate the Registrant’s current operations and business direction.

The New Jersey Secretary of State, effective October 12, 2016, processed the name change and the Registrant has filed for a symbol change with the Financial Industry Regulatory Authority (“FINRA”). The Company will also obtain a new CUSIP number in connection with the name change. .

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.01        Certificate of Amendment to the Articles of Incorporation filed October 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2016

By: /s/ Miro Zecevic
Name: Miro Zecevic Title: Chief Executive Officer